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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report included in the Annual Report on Form 10-K of Columbia Energy Group for the year ended December 31, 1999 and to all references to our firm in this Registration Statement.

/s/ Arthur Andersen LLP
-----------------------
ARTHUR ANDERSEN LLP


New York, New York
November 17, 2000